Inventories	12 Months Ended
Dec. 31, 2021
Inventories [Abstract]
Inventories	Inventories: Inventories are valued at the lower of cost, determined on a first-in first-out basis, and estimated net realizable value. The amount of inventories recognized as an expense in cost of sales and operating expenses and depreciation and amortization for the year ended December 31, 2021 is $3,022 million (2020 - $2,189 million).